UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

INTELLIGENT SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	001-09330	58-1964787
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

NONE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On March 31, 2015, Intelligent Systems Corporation, a Georgia corporation (the “Company”), and CRC Industries, Inc., a Pennsylvania corporation (“CRC”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) whereby the Company sold all of the issued and outstanding stock of ChemFree Corporation, a Georgia corporation (“ChemFree”), to CRC (the “ChemFree Sale”). The description of the Stock Purchase Agreement is set forth in Item 2.01 of this report and is incorporated into this Item 1.01 by reference.

On March 31, 2015, the Company entered into a Thirteenth Modification to Loan Documents by and between Fidelity Bank (f/k/a Fidelity National Bank), the Company, CoreCard Software, Inc., and ChemFree pursuant to which, among other things, ChemFree, upon consummation of the ChemFree Sale, was released from all of its obligations under that certain Loan Agreement by and among the Company and Fidelity Bank dated October 1, 2003, as amended through the date hereof (the “Credit Facility”), and each of the other agreements and documents executed and delivered by ChemFree in connection therewith (the “Credit Documents”), including, without limitation, the Security Agreement by and among ChemFree and Fidelity Bank, the Negative Pledge Agreement by and among the Company and Fidelity Bank , the Commercial Promissory Note and Rider thereto of the Company in favor of Fidelity Bank, the Guarantee of ChemFree in favor of Fidelity Bank , and that certain Twelfth Modification to Loan Documents by and among the Company and Fidelity Bank dated June 7, 2014.

On March 31, 2015, the Company entered into a new Lease Agreement with ISC Properties, LLC (“Properties”), an entity that is solely owned and controlled by the Company’s Chairman and Chief Executive Officer, J. Leland Strange (the “New Lease”), for the premises where the Company’s headquarters and primary facilities are located. The Company previously leased these premises pursuant to a Lease Agreement dated June 1, 2004, between the Company and Properties, as amended by the Second Amendment to the Lease Agreement between the Company and ISC dated May 25, 2012 (the “Old Lease”). The Company and Properties terminated the Old Lease and entered into the New Lease for purposes of allowing ChemFree, upon consummation of the ChemFree Sale, to lease the portion of the premises that it had utilized under the Old Lease directly from Properties. The terms of the New Lease with respect to the spaced retained by the Company are substantially the same as those of the Old Lease.

Item 1.02        Termination of a Material Definitive Agreement.

The disclosure set forth in Item 1.01 of this report concerning termination of the Old Lease is incorporated into this Item 1.02 by reference.

Item 2.01        Completion of Acquisition or Disposition of Assets.

On March 31, 2015, the Company completed the ChemFree Sale in a transaction with CRC, on the terms set forth in the Stock Purchase Agreement. The purchase price for the all-cash sale was $21,600,000, subject to customary post-closing adjustments, including a working capital adjustment. The Company retained all net cash of ChemFree as of the closing date.

The Stock Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions. At the closing, $3,300,000 of the purchase price was placed in escrow for a period of 18 months for purposes of securing the Company’s obligations to indemnify CRC and to refund a portion of the purchase price if a determination is made post-closing that ChemFree’s actual working capital amount on the closing date was less than the agreed upon target set forth in the Stock Purchase Price. Shortly after the post-closing working capital determination becomes final and binding, an amount equal to $1,100,000 will be released from escrow to the Company assuming the absence of amounts due CRC pursuant to the working capital adjustment, and any outstanding claims for indemnification under the Stock Purchase Agreement.

The foregoing summary of the Stock Purchase Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement filed as Exhibit 2.1 hereto, which is incorporated by reference herein.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this report concerning the Credit Documents is incorporated into this Item 2.03 by reference.

Item 5.02        Departure of Directors or Certain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon consummation of the ChemFree Sale, Francis A Marks resigned as a Vice President of the Company and as the President of ChemFree, and will continue to provide transition and other consulting services to the Company for one year. Mr. Marks will be paid $80,725 for such services.

On March 30, 2015, James V. Napier, who has served as director of the Company since 1982, confirmed to the Company that he will resign at the conclusion of his term immediately prior to the next annual meeting of shareholders and will not stand for re-election. The seat he vacates will remain unoccupied until his successor is duly appointed or elected.

Item 7.01        Regulation FD Disclosure.

On March 31, 2015, the Company issued a press release announcing the completion of the ChemFree Sale and other matters, a copy of which is furnished as Exhibit 99.1 hereto. The information contained in, or incorporated into this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 9.01        Financial Statements and Exhibits.

(b)          Pro forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2014 after giving effect to the ChemFree Sale is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)          Exhibits.

Exhibit 2.1	Stock Purchase Agreement between CRC Industries, Inc. and Intelligent Systems Corporation dated March 31, 2015.*
Exhibit 99.1	Press Release dated March 31, 2015
Exhibit 99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as at December 31, 2014

*

The schedules, exhibits, and annexes to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted schedules, exhibits, and annexes to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT SYSTEMS CORPORATION

By: /s/ Bonnie Herron
Bonnie L. Herron
Vice President and CFO

Dated: March 31, 2015

EXHIBIT INDEX

Exhibit 2.1	Stock Purchase Agreement between CRC Industries, Inc. and Intelligent Systems Corporation dated March 31, 2015.*
Exhibit 99.1	Press Release dated March 31, 2015
Exhibit 99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as at December 31, 2014

*

The schedules, exhibits, and annexes to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted schedules, exhibits, and annexes to the Securities and Exchange Commission upon request.

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